                                                                          | 7961
                                                                          |_ _

 [ X ]   PLEASE MARK YOUR
         VOTES AS IN THIS
         EXAMPLE.


            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

                                                                                    FOR     AGAINST   ABSTAIN
Proposal-Approval of Recapitalization Agreement and Plan of Merger dated as of
___, 2000 between Ford Motor Company and its wholly owned subsidiary, Ford          [ ]       [ ]       [ ]
Value Corporation.

                                                                                 Request                   Y            N
                                                                                 Special Meeting           E  [ ]       O [ ]
                                                                                 Ticket                    S


                                                                                                           Y            N
                                                                                 Address                   E  [ ]       O [ ]
                                                                                 Change                    S

                                                                                 Discontinue duplicate     Y            N
                                                                                 Annual Report mailing     E  [ ]       O [ ]
                                                                                 for this account          S

 SIGNATURE(S)__________________________________________ DATE__________________
 NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.
 ------------------------------------------------------------------------------





                                                              FORD MOTOR COMPANY

                 INSTRUCTIONS FOR TELEPHONE AND INTERNET VOTING
                    Available 24 hours a day, 7 days a week

On a touch-tone phone call toll-free 1-877-779-8683 (outside the US and Canada call 201-536-8073) and you will hear these instructions:

  -> Enter the last four digits of your social security number; and -> Enter the control number from the box just below the perforation on the proxy card.
  -> You will then be asked to vote on the Proposal.
  -> Your vote will be repeated to you and you will be asked to confirm it.


Log onto the Internet and type: http://www.eproxyvote.com/f

  -> Have your proxy card ready and follow the simple instructions.

     Your electronic vote authorizes the named proxies to vote your shares to the same extent as if you marked, signed, dated and returned the proxy card.

IF YOU HAVE VOTED BY PHONE OR INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY
CARD.

                              THANK YOU FOR VOTING!

                                                                    EXHIBIT 99.1

                               FORD MOTOR COMPANY

                                     PROXY

      PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS


The undersigned hereby appoints HENRY D. G. WALLACE and JOHN M. RINTAMAKI, or either of them, proxies with power of substitution, to vote all the shares of Common Stock which the undersigned is entitled to vote on all matters, unless the contrary is indicated on the reverse side hereof, which may come before Ford Motor Company's Special Meeting of Stockholders to be held at [the Hotel du Pont, 11th and Market Streets, Wilmington, Delaware] at 9:00 a.m., eastern daylight saving time, on_____ ___, 2000,and any adjournments thereof.

THE PROXIES SHALL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THE MANNER INDICATED ON THE REVERSE SIDE HEREOF. UNLESS A CONTRARY DIRECTION IS INDICATED, THE PROXIES SHALL VOTE THE SHARES "FOR" THE PROPOSAL, WHICH IS SET FORTH IN THE PROXY STATEMENT.


ADDRESS CHANGE: PLEASE NOTE CHANGE HERE AND MARK BOX ON REVERSE SIDE


--------------------------------------------------------------------
                (Continued and to be signed on reverse side)



-------------------------------------------------------------------------------
           /\ DETACH PROXY CARD HERE IF YOU ARE VOTING BY MAIL AND /\
                           RETURN IN ENCLOSED ENVELOPE




                               FORD MOTOR COMPANY

                         SPECIAL MEETING OF STOCKHOLDERS
                          _______ ___ ,2000, 9:00 A.M.
                                 [HOTEL DU PONT]
                            [11TH AND MARKET STREETS]
                              [WILMINGTON, DELAWARE]